Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of February 10, 2023.

ECP ControlCo, LLC

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

Energy Capital Partners IV, LLC

By:	ECP ControlCo, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

Energy Capital Partners GP IV, LP

By:	Energy Capital Partners IV, LLC, its general partner
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

Energy Capital Partners IV-A, LP

By:	Energy Capital Partners GP IV, LP, its general partner
By:	Energy Capital Partners IV, LLC, its general partner
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

Energy Capital Partners IV-B (Hill City IP), LP

By:	Energy Capital Partners GP IV, LP, its general partner
By:	Energy Capital Partners IV, LLC, its general partner
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

Energy Capital Partners IV-C, LP

By:	Energy Capital Partners GP IV, LP, its general partner
By:	Energy Capital Partners IV, LLC, its general partner
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

Energy Capital Partners IV-D, LP

By:	Energy Capital Partners GP IV, LP, its general partner
By:	Energy Capital Partners IV, LLC, its general partner
By:	ECP ControlCo, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

Hill City Holdings GP, LLC

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	Executive Vice President and Secretary

Hill City Holdings, LP

By:	Hill City Holdings GP, LLC, its general partner

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	Executive Vice President and Secretary